SBA Loan	9 Months Ended
Sep. 30, 2020
SBA Loan
Note 7 - SBA Loan

On May 8, 2020, the Company obtained a loan guaranteed by the Small Business Administration under the Paycheck Protection Program of the CARES Act. Under the terms of the note, the Company borrowed $45,000 at 1% per annum and is obligated to repay the principal and interest amounts on May 8, 2022. The payments are scheduled to consist of 18 monthly consecutive payments of principal and interest in the amount of approximately $2,500 beginning on December 8, 2020. The balance of the SBA loan as of September 30, 2020 was $45,000. Interest expense incurred during the three and nine months ended September 30, 2020 and accrued as of September 30, 2020 was less than $200. The Company has spent the loan proceeds on eligible expenses and expects that the full amount of the SBA Loan to be forgiven.